                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2004

                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

    Delaware                            1-2394                  13-3768097
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(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)

        110 East 59th Street, New York, New York                    10022
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         (Address of principal executive offices)                 (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

     Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     / /    Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

     / /    Soliciting  material  pursuant to rule 15a-12 under the Exchange Act
            (17 CFR 240.15a-12)

     / /    Pre-commencement  communications pursuant to Rule 15d-2(b) under the
            Exchange Act (17 CFR 240.15d-2(b))

     / /    Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 29,  2004,  Handy & Harman,  a  wholly-owned  subsidiary  of WHX
Corporation  ("WHX") completed the assignment of its $71,000,000  Tranche B term loan from Ableco  Finance LLC  ("Ableco"),  as agent,  and the existing  lenders
thereto,  to  Canpartners   Investments  IV,  LLC  ("Canpartners"),   an  entity
affiliated with Canyon Capital  Advisors LLC, as agent and lender.  Substantially all of the terms and  conditions  of the term loan continue  without  amendment, with  the  principal  exception  that  the  interest  rate for the loan has been reduced by 4.0% per annum,  effective  October 29, 2004. In addition,  of the $5 million cash  collateral  which WHX had deposited with Ableco at the time of the original loan as collateral for the Handy & Harman obligation, approximately
$3.9  million,  the  remaining  outstanding  amount,  has been  returned  to WHX
(approximately  $1.1  million  had  previously  been  returned  during the third quarter of 2004).  In addition to the  Tranche B term loan,  Handy &  Harman remains a party to its  revolving  credit  facility of up to $62.9 million and a term loan of $22.15  million,  both of which are agented by  Congress  Financial
Corporation  ("Congress").  The  revolving  credit  facility  with  Congress was previously  amended to reduce the maximum amount of the loan from $70 million to
$62.9 million as of Augsut 31, 2004.

     The text of a press release  issued by WHX is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (c)   Exhibits

            EXHIBIT NO.          EXHIBITS

            99.1                 Press Release of WHX dated November 3, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        WHX CORPORATION

Dated: November  3, 2004                By: /s/ Robert Hynes
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                                            Name:  Robert Hynes
                                            Title: Chief Financial Officer